UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

CAMCO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

814 Wheeling Avenue, Cambridge, Ohio 43725

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 435-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 27, 2013, Camco Financial Corporation, a Delaware corporation (the “Company”), informed Plante & Moran PLLC (“Plante”) that Plante will be dismissed as the Company’s independent registered public accounting firm effective as of August 27, 2013. The decision to change the Company’s independent registered public accounting firm was recommended by the Company’s Audit and Risk Management Committee and approved by the Board of Directors.

The audit reports of Plante on the consolidated financial statements of the Company as of and for the years ended December 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In a letter to the members of the Company’s Audit and Risk Management Committee, Plante indicated that the Company’s internal controls contained material weaknesses concerning the valuation of real estate owned (“REO”) and the allowance for loan loss analysis as of December 31, 2011. The Company, however, determined that its internal control over financial reporting was effective as of December 31, 2011.

Regarding the valuation of REO, Plante and the Company’s management, including the Company’s Audit and Risk Management Committee, engaged in multiple discussions on the valuation assumptions and consideration of observable data for determining the fair value of REO at the time of acquisition and throughout the holding period. Plante requested that the Company provide the analysis the Company completed to determine the fair value of the REO in accordance with generally accepted accounting principles (“GAAP”). The Company provided Freddie Mac Home Value Explorer and county auditor values for properties held at December 31, 2011 as data points and indicated that this information supported the carrying value at December 31, 2011. Plante expressed the opinion that this information, while not irrelevant, was insufficient to evaluate fair value as required by GAAP. Ultimately, after further analysis by both the Company and Plante of actual property sales in comparison to fair value estimates, the Company recorded an entry to reduce the recorded value of REO by $950,000.

Plante and the Company’s management, including the Company’s Audit and Risk Management Committee, also engaged in multiple discussions regarding the allowance for loan loss analysis. Plante advised the Company as to the effects of multiple minor deficiencies. Plante noted that the allowance for loan loss calculation model contained inherent limitations that needed to be addressed. Those limitations included: i) the utilization of too many loan segments for calculating historical losses, ii) the utilization of default rates that are not supported by factual data for loan segments without historical losses, and iii) the application of qualitative adjustments to the classified loan portfolio but not the general loan portfolio. Plante also advised as to the use of a more appropriate impairment measurement method for calculating impaired loans and the proper documentation of such calculations. Finally, Plante noted there was limited documentation to support the conclusion as to the write-downs of two of the three commercial loans sold during 2011, which were recorded through the allowance for loan losses versus the loss on sale recognized in the income statement. The activities related to loan sales have the potential to have a material impact on the historical loss calculations for purposes of the allowance for loan losses. Since that time, the Company has modified its allowance for loan loss analysis to address all of these items noted above.

During the two fiscal years ended December 31, 2011 and 2012 and from January 1, 2013 through August 27, 2013, (i) there were no disagreements with Plante, except as described above concerning the valuation of REO, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Plante’s satisfaction, would have caused Plante to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as described above concerning the allowance for loan loss analysis. The Company has authorized Plante to respond fully to the inquiries of the successor accountant concerning the subject matter of the disagreement or any of the “reportable events” described above.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Plante with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that Plante furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Plante’s letter dated August 29, 2013 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

To be effective as of August 27, 2013, the Company has engaged BKD, LLP (“BKD”) to be its new independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2011 and 2012, BKD provided loan review services to assist the Company in assessing the credit quality of the Company’s loan portfolio and to identify best practices to be considered for improvement of the Company’s lending business. The Company did not consult Plante regarding these services, and these services have not been the subject of any disagreement or any reportable event.

The Company has not consulted BKD during the Company’s fiscal years ended December 31, 2011 and 2012 or during the current fiscal year through the date of this Report regarding (1) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and BKD did not provide any written report or oral advice that BKD concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement on accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:	/s/ James E. Huston
James E. Huston
Chief Executive Officer

Date: August 30, 2013

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